UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQUARE OPPORTUNISTIC INCOME FUND
 (Exact name of registrant as specified in charter)

2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
 (Address of principal executive offices) (Zip code)

Anne J. Dorian
Senior Regulatory Counsel
2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
  (Name and address of agent for service)

(888) 870-3088
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  July 31, 2016

Item 1. Report to Stockholders.

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT
July 31, 2016

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Expense Example	39

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

July 2016

In this letter discussing the Palmer Square Opportunistic Income Fund (the “Fund”), we will not only highlight our incredibly strong March through July 2016 performance and underscore the size of this opportunity, but also attempt to explain downward price volatility which negatively affected the second half of 2015 performance (and ultimately Q1 2016 overall performance). We will then address the outlook, attribution, and portfolio allocation.

Market Review/Performance

2015 turned out to be a challenging year for the broader corporate credit markets. In general, credit markets experienced a significant increase in volatility during the second half of 2015 due to a near-default on Greek sovereign debt, the devaluation of Chinese currency, a sell-off in global equities, a bear market in oil prices, and heightened concern about the divergent monetary policies seen globally (as the U.S. started to tighten policy while the rest of the global markets embarked on further rate reductions and QE-type programs). According to Credit Suisse, high yield credit returned -5.7% in 2015, the worst performance since 2008, and, excluding that year, the worst since 1990. Credit Suisse further points out that the negative return year for high yield is very unusual as it has historically only occurred in, or just before, U.S. recessions over the last 25 years, making 2015 truly one for the history books. As for the bank loan market, BKLN (PowerShares Senior Loan Portfolio), a good indicator for the tradeable bank loan market, fell -3.06%. Meanwhile, the 10-year U.S. Treasury returned 0.9% and the Barclay’s Aggregate Bond Index returned 0.55%.

As we have communicated to investors, the sell-off seen during the second half of 2015 and January/February 2016 was entirely based on technical pressures. In our view, nothing fundamental had changed and we expected prices to bounce back to more normalized levels. We maintained our core investment themes through the volatility. Starting in early March and continuing through the end of July 2016, we have witnessed the beginning stages of prices rallying for most all of the Fund’s investments including pricing for the Fund’s largest allocation, Collateralized Loan Obligation (“CLO”) debt.

For the fiscal year ending 7/31/2016, the Fund returned -5.50% (net of fees). Within that period there were several highlights, the Fund returned 5.57% (net of fees) in the second quarter and 6.99% (net of fees) in July equating to 4.39% (net of fees) year-to-date 2016. Post sell-off, from March through the end of July, the Fund returned an impressive 21.05% (net of fees). Please see complete Fund performance later in this letter.

Despite the rally, it is interesting to note that B-rated CLO debt has still only recovered 35% since June 2015 (when many areas of credit began to leak wider) while BB-rated CLO debt has still only recovered 65% since June 2015. In our view, it is an optimal time to add capital or initiate new investments in this area of credit. Yield to call on BB-rated and B-rated securities are 10.6% and 16.1%, respectively. Finally, below we illustrate comparable spread levels across credit today.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Exhibit 1 - Spread and Price Comparison

Spreads (bps)	12/31/2015	2/29/2016	7/31/2016	Chg
HY BB	494	504	386	-108
HY B	773	851	590	-183
HY CCC	1692	1877	1370	-322
HYG	602	651	488	-114
CS LEV LOAN	597	626	525	-72
BKLN	620	676	581	-39
CLO BBB	550	710	465	-85
CLO BB	915	1196	771	-144
CLO B	1177	1646	1276	99

Prices	12/31/2015	2/29/2016	7/31/2016	Chg
HY BB	$95.99	$97.11	$104.59	$8.6
HY B	$89.29	$88.51	$99.39	$10.1
HY CCC	$67.16	$61.69	$83.37	$16.2
HYG	$91.18	$90.66	$99.30	$8.1
CS LEV LOAN	$91.39	$89.82	$93.86	$2.5
BKLN	$88.73	$88.46	$92.26	$3.5
CLO BBB	$90.34	$82.31	$95.42	$5.1
CLO BB	$79.81	$67.88	$87.67	$7.9
CLO B	$71.64	$55.35	$68.29	-$3.3

Source: JPMorgan, Bloomberg. Note: HY denotes high yield, HYG denotes High Yield Corp Bond, BKLN denotes PowerShares, CLO denotes JPMorgan CLOIE Index.

Why the sell-off and what changed starting in March 2016 which has now led to the start of a rally?

As we have written about many times in the last 5+ months, January and February were two of the worst 2.0 months on record as far as downward price volatility for BBB-rated and BB-rated CLO debt and CLO equity. For example, in February, performance on a mark-to-market basis fell significantly. CLO BBB-rated bonds fell by about 5.7% in price, while BB-rated bonds fell by about 7.3% in price. Underlying bank loan prices also softened significantly in February (note: at this point, the bank loan space had 30+ weeks of outflows and was trading at a 53-month low) driving CLO equity prices down significantly.

As we discussed in early/mid-February in our CIO Letter, we believe nothing fundamental had changed in our thesis. Even with our rigorous stress testing, we saw nothing that would cause us to be concerned about the rated debt receiving full interest and 100% of principal. As opposed to a fundamentally-driven sell-off, what we witnessed in January and February was a technically-driven sell-off. More specifically, we saw a confluence of events which drove down pricing: 1) worries about the commodity picture causing credit deterioration; 2) less market liquidity; and 3) redemption-based or forced selling from dealers, credit hedge funds and mortgage players which were suffering from significant investor outflows or other business pressures. In one case, we are aware of a large investment bank which liquidated approximately $1.0 billion in CLO debt from its inventory on worries of trading losses. In other cases (similar to other investment arenas at various times recently), the CLO space experienced a “baby with the bathwater” type moment in January and February, as some selling appeared forced and irrational.

Starting in March, the technical picture for credit definitely improved: 1) investors were less concerned about oil and gas exposure (e.g., in CLOs, they have realized CLOs have fairly minimal exposure of 3-5% to that sector); 2) market liquidity strengthened considerably; and 3) redemption-based and/or forced selling slowed.

Since February, the high yield and bank loan allocations in the Fund have rallied more quickly; why has the CLO allocation lagged?

CLOs typically lag bank loans and high yield bonds in up-markets as well as down-markets as fund flows move slower given the CLO market is more institutionally-driven (i.e., no ETF and less mutual fund activity). In addition, the high yield and bank loan space has a more established buyer base which is able to act more quickly when opportunities arise. We believe CLOs could follow the significant price rally seen in bank loans and high yield. Despite only a minimal relative rally in CLOs from March through the end of July 2016, Palmer Square funds (which have an overweight to CLO mezzanine debt) have seen very strong positive returns. While we are pleased with recent performance and certainly can’t guarantee future downward price volatility won’t occur, we believe this upturn is the tip of the iceberg.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Portfolio Snapshot

Please refer to the tables below for a portfolio snapshot as of 7/31/2016. Of particular note, the portfolio’s gross yield to call (YTC) is currently 8.96%. In addition, we also include a table which shows how the Fund’s current yield, yield to call (reinvestment plus 3 years), yield to maturity, and weighted average price have changed over the course of 2015 and YTD 2016.

Portfolio Statistics (Full Year 2015 and YTD 2016)

	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	7/31/2016
Yield to Call (reinv +3yrs)	10.7%	10.8%	9.9%	10.7%	13.0%	13.1%	11.3%	9.0%
Yield to Maturity	8.5%	8.1%	8.1%	8.0%	10.7%	10.7%	10.0%	8.4%
Current Yield	5.7%	6.0%	6.5%	6.6%	8.0%	9.1%	8.7%	7.4%
Weighted Average Price	$89.86	$91.20	$92.60	$89.23	$83.09	$78.43	$83.84	$90.16

Position Summary

Interest Rate Duration	0.44 yrs
Standard Deviation	11.93%
Yield to Call (reinvestment plus 2 years)	9.71%
Yield to Call (reinvestment plus 3 years)	8.96%
Yield to Maturity	8.37%
Current Yield	7.44%
30-day SEC Yield (net of fees)	7.32%
30-day SEC Yield (gross of fees)	6.85%
Weighted Average Price	$90.16
Sharpe Ratio	-0.05
Beta vs. S&P 500	0.39

Performance/Allocation

The Fund advanced 6.99% in July (net of fees) and 4.39% year-to-date (net of fees). The main drivers of performance year-to-date have been CLO debt. CLO BB-rated debt added 1.70% and our allocation to high yield credit (while smaller) generated approximately 42 basis points (1 basis point equals 0.01%) in attribution year-to-date.

Fund Performance Net of Fees (inception 8/29/2014)

	July	3 Months	6 Months	YTD 2016	1 Year	Since Inception Annualized
PSOIX	6.99%	8.16%	11.80%	4.39%	-5.50%	-1.00%
Barclays U.S. Aggregate Bond Index	0.63%	2.47%	4.54%	5.98%	5.94%	3.96%

Annual Expense Ratio: Gross 2.42%/Net 1.52%. Expense Cap: 1.50%. Performance shown represents past performance and is not indicative of future returns. Investment return and principal value will 3uctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033. The Fund’s advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2016, and it may be terminated before that date only by the Fund’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Allocation and Gross Attribution

	6/30/2015 Allocation	9/30/2015 Allocation	12/31/2015 Allocation	3/31/2016 Allocation	6/30/2016 Allocation	7/31/2016 Allocation	7/31/2016 YTD Gross Attribution	8/1/2015 to 7/31/2016 Gross Attribution
CLO AAA-A	0%	1%	6%	1%	6%	5%	0.01%	0.04%
CLO BBB-B	86%	76%	70%	68%	67%	72%	2.71%	-3.49%
CMBS	0%	0%	0%	0%	1%	1%	0.02%	0.02%
Sub Notes	7%	6%	6%	7%	7%	4%	1.63%	-0.19%
Bank Debt	0%	5%	10%	9%	10%	9%	0.85%	0.73%
High Yield Credit	0%	0%	2%	2%	9%	7%	0.42%	0.45%

Gross attribution does not include hedges and/or expenses. Please note that exposures may be higher due to the use of swaps, derivatives, or other instruments.

While all of our core themes in this portfolio are still intact, we are always opportunistic and looking to generate alpha on the margin. For example, after increasing our BBB-rated CLO debt allocation to 13% in Q1 2016, we have reduced it to 9% over the last four months as our shorter-duration BBB-rated debt rallied more than the overall market. In addition, after having reduced the leveraged AAA-rated debt trade in Q1, we began to add to levered AAA-rated debt again, equating to an approximate 4% portfolio weight. Astonishingly, at times, the coupon margin of AAA-rated debt over LIBOR alone is greater than the 10-year U.S. Treasury and the all-in yields are comparable to the 30-year U.S. Treasury. Finally, we have increased our high yield credit exposure from 2% at 3/31/2016 to 7% at 7/31/2016. Our corporate credit team has sought to take advantage of the sell-off that has occurred primarily in the more yielding segment of the high yield universe. The average spread on these securities is 723 basis points versus the high yield index at just over 569 basis points. In addition to superior relative value, we also believe these securities have specific catalysts which will unlock this value driving to higher prices.

Summary

We are incredibly excited about the Fund’s positioning. We believe we not only have a discounted portfolio across CLOs and select corporate credit, but we also believe there are catalysts which can unlock this value for our shareholders.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Fund allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both Fund and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on Fund allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market-value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher (lower) of the two ratings. Credit ratings listed are subject to change.

Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0.

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund
FUND PERFORMANCE at July 31, 2016 (Unaudited)

This graph compares a hypothetical $5,000,000 investment in the Fund’s shares (assumes the maximum sales load charged by the Fund), made at its inception, with a similar investment in the Barclays U.S. Aggregate Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Palmer Square Opportunistic Income Fund¹	-5.50%	-1.00%	8/29/14
After deducting maximum sales charge
Palmer Square Opportunistic Income Fund¹	-8.33%	-2.56%	8/29/14
Barclays U.S. Aggregate Bond Index	5.94%	3.96%	8/29/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

¹	Initial and additional investments may be subject to a sales load of up to 3.00%, subject to waiver or adjustment by the Advisor. The sales load will be in addition to the subscription price for shares and will not form a part on an investor’s investment in the Fund. Such sales loads are not included in the presentation of annual fund operating expenses.

Palmer Square Opportunistic Income Fund
FUND PERFORMANCE at July 31, 2016 (Unaudited) - Continued

Gross and Net Expense Ratios for the Fund were 2.42% and 1.52%, respectively, which were the amounts stated in the current prospectus dated December 1, 2015. The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% of the Fund’s average daily net assets.  This agreement is in effect until December 1, 2016, and it may be terminated before that day only by the Fund’s Board of Trustees.  The Fund’s Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of July 31, 2016

Principal Amount		Value

	BANK LOANS – 3.3%
$300,000	Ascend Learning LLC 9.500%, 11/30/2020[1,2]	$292,500
150,000	AssuredPartners, Inc. 10.000%, 10/20/2023[1,2]	147,962
262,500	Duff & Phelps Corp. 9.500%, 8/19/2021[1,2]	261,188
275,000	EIG Investors Corp. 0.000%, 11/9/2019[1,2]	266,750
275,000	EP Energy LLC 3.500%, 5/24/2018[1,2]	240,855
320,000	Fairmount Santrol, Inc. 4.500%, 3/15/2017[2]	313,600
55,000	Peabody Energy Corp. 4.250%, 9/24/2020[1,2,3]	28,359
310,000	Renaissance Learning, Inc. 8.000%, 4/11/2022[1,2]	302,637
210,000	SRS Distribution, Inc. 9.750%, 2/25/2023[1,2]	211,969
219,450	Veritas US, Inc. 6.625%, 1/27/2023[2]	205,405
80,000	Walter Investment Management Corp. 4.750%, 12/18/2020[1,2]	66,450

	TOTAL BANK LOANS (Cost $2,261,683)	2,337,675

	BONDS – 88.0%
	ASSET-BACKED SECURITIES – 80.8%
1,000,000	ALM VII R Ltd. Series 2013-7RA, Class C, 4.165%, 4/24/2024[1,2,4]	983,266
900,000	Apidos CLO XIX Series 2014-19A, Class E, 6.129%, 10/17/2026[1,2,4]	814,239
1,250,000	Atrium CDO Corp. Series 8A, Class E, 6.715%, 10/23/2022[1,2,4]	1,236,754
	Atrium XI
375,000	Series 11A, Class E, 5.815%, 10/23/2025[1,2,4]	330,885
940,000	Series 11A, Class F, 6.765%, 10/23/2025[1,2,4]	729,835
	Babson CLO Ltd.
250,000	Series 2013-IA, Class E, 5.096%, 4/20/2025[1,2,4]	213,907
1,500,000	Series 2013-IA, Class F, 5.946%, 4/20/2025[1,2,4]	1,157,242
1,500,000	Series 2014-IIA, Class D, 4.279%, 10/17/2026[1,2,4]	1,364,240
	Benefit Street Partners CLO V Ltd.
500,000	Series 2014-VA, Class D, 4.246%, 10/20/2026[1,2,4]	451,680
1,000,000	Series 2014-VA, Class E, 5.846%, 10/20/2026[1,2,4]	856,682
1,000,000	Betony CLO Ltd. Series 2015-1A, Class E, 6.030%, 4/15/2027[1,2,4]	844,989

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Birchwood Park CLO Ltd. Series 2014-1A, Class E1, 5.780%, 7/15/2026[1,2,4]	$849,518
	BlueMountain CLO Ltd.
250,000	Series 2013-1A, Class C, 4.026%, 5/15/2025[1,2,4]	244,625
1,200,000	Series 2013-1A, Class D, 5.226%, 5/15/2025[1,2,4]	1,106,291
	Carlyle Global Market Strategies CLO Ltd.
875,000	Series 2013-2A, Class E, 5.679%, 4/18/2025[1,2,4]	813,750
1,000,000	Series 2013-2A, Class F, 6.079%, 4/18/2025[1,2,4]	770,104
1,500,000	Series 2014-3A, Class A1A, 2.194%, 7/27/2026[1,2,4]	1,500,070
1,250,000	Series 2014-3A, Class D1, 5.834%, 7/27/2026[1,2,4]	1,134,375
450,000	Series 2014-3A, Class E, 6.784%, 7/27/2026[1,2,4]	359,797
	Catamaran CLO Ltd.
2,000,000	Series 2014-2A, Class C, 4.179%, 10/18/2026[1,2,4]	1,806,996
1,000,000	Series 2015-1A, Class E, 5.852%, 4/22/2027[1,2,4]	862,808
1,250,000	Cent CLO Series 2012-16A, Class DR, 6.627%, 8/1/2024[1,2,4]	1,228,310
2,250,000	Cent CLO 18 Ltd. Series 2013-18A, Class E, 5.315%, 7/23/2025[1,2,4]	1,921,337
	Cent CLO 21 Ltd.
1,500,000	Series 2014-21A, Class A1B, 2.124%, 7/27/2026[1,2,4]	1,494,226
1,500,000	Series 2014-21A, Class D, 5.734%, 7/27/2026[1,2,4]	1,287,617
	Cent CLO 22 Ltd.
1,750,000	Series 2014-22A, Class D, 5.932%, 11/7/2026[1,2,4]	1,480,402
750,000	Series 2014-22A, Class E, 7.032%, 11/7/2026[1,2,4]	480,666
1,500,000	CIFC Funding Ltd. Series 2012-2A, Class B2R, 6.430%, 12/5/2024[1,2,4]	1,459,787
1,000,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.080%, 4/15/2027[1,2,4]	780,656
	Dryden XXII Senior Loan Fund
3,250,000	Series 2011-22A, Class SUB, 0.000%, 1/15/2022[1,4]	1,893,504
2,000,000	Series 2011-22A, Class D, 5.880%, 1/15/2022[1,2,4]	1,957,700
	Dryden XXIV Senior Loan Fund
2,250,000	Series 2012-24RA, Class ER, 6.576%, 11/15/2023[1,2,4]	2,191,088
1,500,000	Series 2012-24RA, Class FR, 8.526%, 11/15/2023[1,2,4]	1,293,615
750,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E, 6.180%, 1/15/2025[1,2,4]	710,624
250,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 5.180%, 7/15/2025[1,2,4]	210,439
	Finn Square CLO Ltd.
500,000	Series 2012-1A, Class C, 4.240%, 12/24/2023[1,2,4]	481,269
425,000	Series 2012-1A, Class D, 5.690%, 12/24/2023[1,2,4]	386,380
	Flatiron CLO Ltd.
1,250,000	Series 2011-1A, Class E, 5.080%, 1/15/2023[1,2,4]	1,220,313
250,000	Series 2012-1A, Class D, 6.215%, 10/25/2024[1,2,4]	232,417

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,250,000	Gramercy Park CLO Ltd. Series 2012-1A, Class DR, 6.179%, 7/17/2023[1,2,4]	$1,210,058
1,000,000	Greywolf CLO II Ltd. Series 2013-1A, Class E, 5.730%, 4/15/2025[1,2,4]	747,873
2,250,000	Greywolf CLO III Ltd. Series 2014-1A, Class D, 5.802%, 4/22/2026[1,2,4]	1,998,396
1,125,000	Greywolf CLO IV Ltd. Series 2014-2A, Class D, 6.279%, 1/17/2027[1,2,4]	1,018,786
500,000	Jamestown CLO II Ltd. Series 2013-2A, Class D, 6.452%, 1/22/2025[1,2,4]	446,329
750,000	Madison Park Funding X Ltd. Series 2012-10A, Class E, 5.946%, 1/20/2025[1,2,4]	718,307
425,000	Marathon CLO IV Ltd. Series 2012-4A, Class D, 6.386%, 5/20/2023[1,2,4]	298,258
1,000,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.076%, 10/12/2023[1,2,4]	956,236
	Mountain View CLO Ltd.
1,000,000	Series 2014-1A, Class INC1, 0.000%, 10/15/2026[4]	187,349
375,000	Series 2014-1A, Class F, 6.480%, 10/15/2026[2,4]	148,323
1,250,000	Series 2015-9A, Class D, 6.030%, 7/15/2027[1,2,4]	1,049,734
1,000,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 5.519%, 10/13/2027[1,2,4]	817,621
750,000	Mountain View Funding CLO Ltd. Series 2006-1A, Class E, 5.080%, 4/15/2019[1,2,4]	750,108
500,000	OHA Credit Partners VI Ltd. Series 2012-6A, Class DR, 4.126%, 5/15/2023[1,2,4]	507,835
1,000,000	OZLM Funding Ltd. Series 2012-2A, Class D, 5.937%, 10/30/2023[1,2,4]	965,010
1,500,000	Race Point VII CLO Ltd. Series 2012-7A, Class INC, 0.000%, 11/8/2024[1,4]	653,954
	Voya CLO Ltd.
375,000	Series 2012-1A, Class ER, 7.156%, 3/14/2022[1,2,4]	374,064
1,943,000	Series 2012-3A, Class ER, 6.680%, 10/15/2022[1,2,4]	1,920,096
500,000	Series 2013-1A, Class C, 4.180%, 4/15/2024[1,2,4]	478,324
1,250,000	Series 2013-2A, Class D, 5.715%, 4/25/2025[1,2,4]	1,150,000
	West CLO Ltd.
750,000	Series 2012-1A, Class D, 7.137%, 10/30/2023[1,2,4]	600,011
500,000	Series 2014-1A, Class C, 4.129%, 7/18/2026[1,2,4]	422,320
		56,561,395
	COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
473,123	FREMF Mortgage Trust Series 2015-KF12, Class B, 7.588%, 9/25/2022[1,2]	498,199

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

Principal Amount		Value

	BONDS (Continued)
	CORPORATE – 6.5%
$320,000	Air Medical Merger Sub Corp. 6.375%, 5/15/2023[1,4]	$310,400
175,000	Basic Energy Services, Inc. 7.750%, 2/15/2019[1]	62,125
400,000	Blue Coat Holdings, Inc. 8.375%, 6/1/2023[1,4]	452,000
160,000	Cengage Learning, Inc. 9.500%, 6/15/2024[1,4]	168,200
310,000	Ensemble S Merger Sub, Inc. 9.000%, 9/30/2023[1,4]	318,137
80,000	Foresight Energy LLC / Foresight Energy Finance Corp. 7.875%, 8/15/2021[1,4]	56,800
300,000	Frontier Communications Corp. 11.000%, 9/15/2025[1]	321,750
270,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[1]	260,550
140,000	Intelsat Jackson Holdings S.A. 8.000%, 2/15/2024[1,4,5]	134,400
200,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 4/15/2023[1,4]	219,000
205,000	Memorial Resource Development Corp. 5.875%, 7/1/2022[1]	205,556
335,000	Men's Wearhouse, Inc. 7.000%, 7/1/2022[1]	296,475
320,000	Murray Energy Corp. 11.250%, 4/15/2021[1,4]	78,400
210,000	Nabors Industries, Inc. 4.625%, 9/15/2021	186,598
30,000	Ocwen Financial Corp. 6.625%, 5/15/2019[1]	21,225
	Peabody Energy Corp.
20,000	6.000%, 11/15/2018	3,200
20,000	6.250%, 11/15/2021	3,200
200,000	Scientific Games International, Inc. 10.000%, 12/1/2022[1]	178,750
200,000	StandardAero Aviation Holdings, Inc. 10.000%, 7/15/2023[1,4]	208,000
170,000	TI Group Automotive Systems LLC 8.750%, 7/15/2023[1,4]	175,525
140,000	TPC Group, Inc. 8.750%, 12/15/2020[1,4]	112,000
260,000	Valeant Pharmaceuticals International 7.000%, 10/1/2020[1,4]	242,450

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
$45,000	Walter Investment Management Corp. 7.875%, 12/15/2021[1]	$22,050
340,000	Wayne Merger Sub LLC 8.250%, 8/1/2023[1,4]	339,575
150,000	WireCo WorldGroup, Inc. 9.500%, 5/15/2017[1]	151,125
		4,527,491
	TOTAL BONDS (Cost $63,216,008)	61,587,085

Number of Shares

	COMMON STOCKS – 0.1%
	CONSUMER, NON-CYCLICAL – 0.0%
1,200	Valeant Pharmaceuticals International, Inc.*5	26,760

	FINANCIAL – 0.1%
1,630	Communications Sales & Leasing, Inc. - REIT*	50,660

	TOTAL COMMON STOCKS (Cost $76,075)	77,420

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.1%
	PUT OPTIONS – 0.1%
	iShares iBoxx $High Yield Corporate Bond ETF
200	Exercise Price: $79.00, Expiration Date: August 19, 2016	—
150	Exercise Price: $82.00, Expiration Date: September 16, 2016	6,000
75	Exercise Price: $83.00, Expiration Date: September 16, 2016	4,613
150	Exercise Price: $82.00, Expiration Date: October 21, 2016	13,950
	iShares Russell 2000 ETF
50	Exercise Price: $100.00, Expiration Date: August 19, 2016	125
50	Exercise Price: $100.00, Expiration Date: September 16, 2016	725
	SPDR S&P 500 ETF Trust
100	Exercise Price: $190.00, Expiration Date: August 19, 2016	550
100	Exercise Price: $195.00, Expiration Date: August 19, 2016	750
75	Exercise Price: $203.00, Expiration Date: September 16, 2016	6,337
120	Exercise Price: $200.00, Expiration Date: October 21, 2016	19,440

	TOTAL PUT OPTIONS (Cost $138,466)	52,490

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $138,466)	52,490

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 0.8%
550,283	Fidelity Institutional Money Market Funds - Treasury Portfolio - Class I, 0.202%	$550,283

	TOTAL SHORT-TERM INVESTMENTS (Cost $550,283)	550,283

	TOTAL INVESTMENTS – 92.3% (Cost $66,242,515)	64,604,953
	Other Assets in Excess of Liabilities – 7.7%	5,415,812

	TOTAL NET ASSETS – 100.0%	$70,020,765

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	SPDR S&P 500 ETF Trust
(50)	Exercise Price: $170.00, Expiration Date: August 19, 2016	(75)
(100)	Exercise Price: $180.00, Expiration Date: August 19, 2016	(250)
(60)	Exercise Price: $180.00, Expiration Date: October 21, 2016	(2,820)
		(3,145)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $11,336)	$(3,145)

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Security is in default.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The absolute value of these securities is $59,376,282.
[5]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

SWAP CONTRACTS
TOTAL RETURN SWAP CONTRACTS

		Pay/Receive
		Total Return			Premium	Unrealized
Counterparty/	Notional	Reference	Financing	Termination	Paid	Appreciation/
Reference Entity	Amount(a)	Entity	Rate	Date	(Received)	(Depreciation)
The Bank of Nova Scotia
Loan Funding I, Ltd. - OTC(b)	$14,057,169	Receive	1-Month USD-LIBOR-ICE + 1.15%	7/15/17	$-	$(28,417)
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$(28,417)

(a)	The notional amount of a total return swap contract is the reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
(b)	Loan Funding I, Ltd. consists of a portfolio of BBB to B- rated bank loans.

INTEREST RATE CAP OPTIONS CONTRACTS

Counterparty/ Reference Entity	Floating Rate Index	Pay/ Receive Floating Rate	Cap Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Market Value
J.P. Morgan
Call - OTC 3 Month	USD-LIBOR-BBA	Receive	0.6175%	10/17/16	$30,000,000	$67,836	$4,899
TOTAL INTEREST RATE CAP OPTIONS CONTRACTS						$67,836	$4,899

SWAPTIONS CONTRACTS
CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES

					Premium
Counterparty/	Buy/Sell	Exercise	Expiration	Notional	Paid	Market
Reference Entity	Protection	Price	Date	Amount	(Received)	Value
J.P. Morgan
Markit CDX.NA.HY.26 V1
Call - 5 Year	Sell	$104.00	8/17/16	$1,150,000	$(3,105)	$(5,599)
Put - 5 Year	Buy	100.00	8/17/16	2,350,000	13,630	1,002
Put - 5 Year	Buy	102.00	8/17/16	2,350,000	8,453	2,996
Put - 5 Year	Buy	100.00	9/21/16	1,850,000	8,760	5,649
Put - 5 Year	Buy	102.00	9/21/16	2,500,000	17,500	14,100
TOTAL CREDIT DEFAULT SWAPTIONS CONTRACTS ON CREDIT INDICES					$45,238	$18,148

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2016

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value At	Value At	Appreciation
Long (Short)	Description	Date	Trade Date	July 31, 2016	(Depreciation)
(2)	2-Year U.S. Treasury Note (CBT)	September 2016	$(437,947)	$(438,000)	$(53)
TOTAL FUTURES CONTRACTS			$(437,947)	$(438,000)	$(53)

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SUMMARY OF INVESTMENTS
As of July 31, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans	3.3%
Bonds
Asset-Backed Securities	80.8%
Corporate	6.5%
Commercial Mortgage-Backed Securities	0.7%
Total Bonds	88.0%
Common Stocks
Financial	0.1%
Consumer, Non-Cyclical	0.0%
Total Common Stocks	0.1%
Purchased Options Contracts
Put Options	0.1%
Total Purchased Options Contracts	0.1%
Short-Term Investments	0.8%
Total Investments	92.3%
Other Assets in Excess of Liabilities	7.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2016

Assets:
Investments, at value (cost $66,104,049)	$64,552,463
Purchased options contracts, at value (cost $138,466)	52,490
Total investments, at value (cost $66,242,515)	64,604,953
Interest rate cap option, at value (cost $67,836)	4,899
Purchased swaptions contracts, at value (cost $48,343)	23,747
Cash	5,378,457
Cash held at broker	3,838,355
Receivables:
Investment securities sold	722,524
Fund shares sold	190,485
Interest	401,041
Prepaid expenses	7,495
Other assets	6
Total assets	75,171,962

Liabilities:
Written options contracts, at value (proceeds $11,336)	3,145
Written swaptions contracts, at value (proceeds $3,105)	5,599
Payables:
Investment securities purchased	5,015,158
Unrealized depreciation on open swap contracts	28,417
Unrealized depreciation on open futures contracts	53
Advisory fees	27,548
Shareholder servicing fees (Note 6)	9,335
Auditing fees	31,830
Fund accounting fees	8,489
Legal fees	6,415
Fund administration fees	5,871
Transfer agent fees and expenses	2,943
Custody fees	2,171
Trustees' fees and expenses	485
Accrued other expenses	3,738
Total liabilities	5,151,197

Net Assets	$70,020,765

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of July 31, 2016

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$75,045,134
Accumulated net investment income	585,787
Accumulated net realized loss on investments, purchased options contracts, futures contracts,
written options contracts, swaptions contracts and swap contracts	(3,862,288)
Net unrealized depreciation on:
Investments	(1,551,586)
Purchased options contracts	(148,913)
Futures contracts, written options contracts, swaptions contracts and swap contracts	(47,369)
Net Assets	$70,020,765

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$70,020,765
Shares of beneficial interest issued and outstanding	3,941,524
Redemption price per share	$17.76
Maximum sales charge (3.00% of offering price)	0.55
Maximum offering price to public	$18.31

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2016

Investment Income:
Interest	$4,382,712
Dividend Income	69
Total investment income	4,382,781

Expenses:
Advisory fees	554,369
Legal fees	123,903
Fund accounting fees	81,956
Transfer agent fees and expenses	64,921
Shareholder servicing fees (Note 6)	61,391
Fund administration fees	53,203
Trustees' fees and expenses	42,101
Registration fees	40,589
Auditing fees	17,498
Shareholder reporting fees	12,301
Miscellaneous	8,202
Offering costs	7,129
Custody fees	2,979
Insurance fees	1,299
Interest expense (Note 12)	979
Brokerage expense	220
Total expenses	1,073,040
Advisory fees waived	(239,505)
Fees paid indirectly (Note 3)	(779)
Net expenses	832,756
Net investment income	3,550,025

Realized and Unrealized Loss on Investments, Purchased Options Contracts,
Futures Contracts, Written Options Contracts, Swaptions Contracts and Swap Contracts:
Net realized loss on:
Investments	(3,333,630)
Purchased options contracts	(154,627)
Futures contracts, written options contracts, swaptions contracts and swap contracts	(157,919)
Net realized loss	(3,646,176)
Net change in unrealized appreciation/depreciation on:
Investments	(1,279,198)
Purchased options contracts	(144,827)
Futures contracts, written options contracts, swaptions contracts and swap contracts	(26,343)
Net change in unrealized appreciation/depreciation	(1,450,368)
Net realized and unrealized loss on investments, purchased options contracts,
futures contracts, written options contracts, swaptions contracts and swap contracts	(5,096,544)

Net Decrease in Net Assets from Operations	$(1,546,519)

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended July 31, 2016	For the Period August 29, 2014* through July 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$3,550,025	$1,660,342
Net realized gain (loss) on investments, purchased options contracts,
futures contracts, written options contracts, swaptions contracts and swap contracts	(3,646,176)	95,789
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, written options contracts
swaptions contracts, and swap contracts	(1,450,368)	(297,500)
Net increase from payment by affiliates	−	4,825
Net increase (decrease) in net assets resulting from operations	(1,546,519)	1,463,456

Distributions to Shareholders:
From net investment income	(3,563,429)	(1,363,930)
From net realized gains	(92,302)	−
Total distributions to shareholders	(3,655,731)	(1,363,930)

Capital Transactions:
Net proceeds from shares sold	24,153,431	51,371,010
Reinvestment of distributions	2,776,547	1,105,842
Cost of shares redeemed	(3,880,600)	(402,741)
Net increase in net assets from capital transactions	23,049,378	52,074,111

Total increase in net assets	17,847,128	52,173,637

Net Assets:
Beginning of period	52,173,637	−
End of period	$70,020,765	$52,173,637

Accumulated net investment income	$585,787	$385,441

Capital Share Transactions:
Shares sold	1,401,739	2,565,931
Shares reinvested	162,007	55,466
Shares redeemed	(223,529)	(20,090)

Net increase in capital share transactions	1,340,217	2,601,307

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

		For the Period
	For the	August 29, 2014*
	Year Ended	through
	July 31, 2016	July 31, 2015

Net asset value, beginning of period	$20.06	$20.00
Income from Investment Operations:
Net investment income[1]	1.12	0.97
Net realized and unrealized loss on investments	(2.29)	(0.23)
Total from investment operations	(1.17)	0.74
Less Distributions:
From net investment income	(1.10)	(0.68)
From net realized gains	(0.03)	−
Total distributions	(1.13)	(0.68)

Net asset value, end of period	$17.76	$20.06

Total return[2]	(5.50)%	3.79%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$70,021	$52,174

Ratio of expenses to average net assets (including interest expense):
Before fees waived	1.93%	2.40%	[4]
After fees waived	1.50%	1.50%	[4]
Ratio of net investment income to average net assets:
Before fees waived	5.97%	4.33%	[4]
After fees waived	6.40%	5.23%	[4]
Portfolio turnover rate	74%	10%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses had expenses not been waived and/or absorbed by the Advisor. Returns shown do not include payment of sales load of 3.00% of offering price. If the sales load were included, total returns would be lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2016

Note 1 – Organization
The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended.  Shares of the Fund are being offered on a continuous basis (the “Shares”).  The Fund commenced operations on August 29, 2014.  The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”).  Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV.  In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares.  Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund.  The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded, net of applicable withholding taxes, on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  The Fund bears all expenses incurred in its business and operations, other than those borne by the Advisor, pursuant to its agreement with the Fund, including, but not limited to all investment related expenses.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms.  At July 31, 2016, such collateral is denoted in the Fund’s Statement of Assets and Liabilities.  Also in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At July 31, 2016, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

The Fund incurred offering costs of approximately $89,731, which were amortized over a one-year period from August 29, 2014 (commencement of operations).

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.  The notional value will be used to segregate liquid assets for selling protection on credit default swaps.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index).  That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Transactions in written swaptions contracts for the year ended July 31, 2016 were as follows:

	Notional Amount	Premium Amount
Outstanding at July 31, 2015	$-	$-
Options written	3,650,000	8,855
Options closed	-	-
Options expired	(2,500,000)	(5,750)
Options exercised	-	-
Outstanding at July 31, 2016	$1,150,000	$3,105

(e) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Transactions in written options contracts for the year ended July 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at July 31, 2015	-	$-
Options written	355	17,080
Options closed	-	-
Options expired	(145)	(5,744)
Options exercised	-	-
Outstanding at July 31, 2016	210	$11,336

(f) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

(g) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period August 29, 2014 (commencement of operations) through July 31, 2015 and as of and during the year ended July 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets.  This agreement is in effect until December 1, 2016, and it may be terminated before that date only by the Fund’s Board of Trustees.

For the year ended July 31, 2016, the Advisor waived advisory fees totaling $239,505.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At July 31, 2016, the amount of these potentially recoverable expenses was $524,015.  The Advisor may recapture all or a portion of this amount no later than July 31, of the years stated below:

2018	$284,510
2019	239,505
Total	$524,015

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Foreside Fund Services, LLC, (“Foreside”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  Effective August 31, 2015, UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.  Prior to August 31, 2015, J.P. Morgan Chase Bank, N.A., served as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian.  For the year ended July 31, 2016, the total fees reduced by earning credits were $779.  Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes
At July 31, 2016, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$66,252,798

Gross unrealized appreciation	$2,099,381
Gross unrealized depreciation	(3,747,226)

Net unrealized depreciation on investments	$(1,647,845)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended July 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$1,106	$213,750	$(214,856)

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

As of July 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$557,370
Undistributed long-term capital gains	-
Accumulated earnings	557,370

Accumulated capital and other losses	(3,852,058)
Unrealized depreciation on purchased options contracts	(62,937)
Unrealized depreciation on futures contracts, written
options contracts, swaptions contracts and
swap contracts	(18,899)
Unrealized depreciation on investments	(1,647,845)
Total accumulated deficit	$(5,024,369)

The tax character of distributions paid during the fiscal year ended July 31, 2016 and the period August 29, 2014 (commencement of operations) through July 31, 2015 was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$3,655,731	$1,363,930
Net long-term capital gains	-	-
Total taxable distributions	3,655,731	1,363,930
Total distributions paid	$3,655,731	$1,363,930

As of July 31, 2016, the Fund had a short-term capital loss carryover of $383,158 and a long-term capital loss carryforward of $3,468,900.  To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended July 31, 2016, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and swap contracts, were $57,252,986 and $34,952,500, respectively.

Note 6 – Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended July 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of July 31, 2016, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3**	Total
Bank Loans	$-	$2,337,675	$-	$2,337,675
Bonds*	-	61,587,085	-	61,587,085
Common Stock*	77,420	-	-	77,420
Purchased Options Contracts	52,490	-	-	52,490
Short-Term Investments	550,283	-	-	550,283
Total Investments	680,193	63,924,760	$-	64,604,953
Other Financial Instruments***
Interest Rate Cap Options Contracts	-	4,899	-	4,899
Credit Default Swaptions Contracts on Credit Indices		23,747		23,747
Total Assets	$680,193	$63,953,406	$-	$64,633,599

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Liabilities
Written Options Contracts	$3,145	$-	$-	$3,145
Other Financial Instruments***
Total Return Swap Contracts	-	28,417	-	28,417
Credit Default Swaptions Contracts on Credit Indices	-	5,599	-	5,599
Futures Contracts	53	-	-	53
Total Liabilities	$3,198	$34,016	$-	$37,214

*	All bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.
***	Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of July 31, 2016 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$-	$27,927	$24,563	$52,490
Interest rate cap options contracts, at fair value	-	-	4,899	4,899
Purchased swaptions contracts, at fair value	23,747	-	-	23,747
	$23,747	$27,927	$29,462	$81,136

Liabilities
Written options contracts, at fair value	$-	$3,145	$-	$3,145
Written swaptions contracts, at fair value	5,599	-	-	5,599
Unrealized depreciation on open swap contracts	-	-	28,417	28,417
Unrealized depreciation on open futures contracts	-	-	53	53
	$5,599	$3,145	$28,470	$37,214

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2016 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$(27,370)	$-	$(48,826)	$(78,431)	$(154,627)
Written options contracts	-	-	5,744	-	5,744
Swaptions contracts	-	(211,695)	-	-	(211,695)
Swap contracts	-	5,657	-	42,375	48,032
	$(27,370)	$(206,038)	$(43,082)	$(36,056)	$(312,546)

	Commodity Contracts	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$-	$(61,183)	$(83,644)	$(144,827)
Written options contracts	-	-	8,191	-	8,191
Swaptions contracts	-	(27,090)	-	-	(27,090)
Swap contracts	-	-	-	(7,391)	(7,391)
Futures contracts	-	-	-	(53)	(53)
	$-	$(27,090)	$(52,992)	$(91,088)	$(171,170)

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

The notional amount is included on the Schedule of Investments.  The quarterly average volumes of derivative instruments as of July 31, 2016 are as follows:

Derivatives not designated as hedging instruments
Commodity	Purchased options contracts	Number of contracts	12
Credit contracts	Swaptions contracts	Notional amount	$2,040,000
Equity contracts	Purchased options contracts	Number of contracts	183
	Written options contracts	Number of contracts	(42)
Interest rate contracts	Purchased options contracts	Number of contracts	268
	Purchased interest rate cap options contracts	Notional amount	$30,000,000
	Swap contracts	Notional amount	$13,011,126
	Futures contracts	Number of contracts	-

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below.  Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Purchased interest rate cap options contracts, at fair value – asset	J.P. Morgan	$4,899	$-	$-	$4,899
Purchased swaptions contracts, at fair value – asset	J.P. Morgan	23,747	-	(23,747)	-
Written swaptions contracts, at fair value – liability payable	J.P. Morgan	5,599	-	(5,599)	-
Unrealized depreciation on open swap contracts – liability payable	The Bank of Nova Scotia	28,417	-	(28,417)	-
Unrealized depreciation on open futures contracts – liability payable	Wells Fargo	53	-	(53)	-

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a.  The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted subject to the Funds’ investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%.  As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum.  Interest expense for the year ended July 31, 2016 is disclosed in the Statement of Operations.  The Fund did not borrow under the line of credit agreement during the year ended July 31, 2016.

Note 13 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2016

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Palmer Square Opportunistic Income Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Opportunistic Income Fund as of July 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2016

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee	Indefinite; Since August 2014	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	Montage Managers Trust, A registered investment company (includes 1 portfolio).
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	Montage Managers Trust, A registered investment company (includes 1 portfolio).
Interested Trustee:
Katrina D. Radenberg, CFA (born 1980) Trustee	Indefinite; Since August 2016	Managing Director of Product Development and Executive Committee and Product Development Committee Member, Montage Investments, LLC (2007 – present).	1	None
Officers of the Trust:
Christopher D. Long (born 1975) President	Indefinite; Since August 2016
President and Founder of Palmer Square Capital Management LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2006 – April 2009).  President (August 2016-present) and Vice President (August 2014- August 2016) Palmer Square Opportunistic Income Fund Trust.
			N/A	N/A

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Brooke N. Condie (born 1986) Treasurer	Indefinite; Since October 2015
Vice President, Palmer Square Capital Management LLC (October 2015 –present).  Associate, Palmer Square Capital Management (December 2013 – October 2015). Analyst, Palmer Square Capital Management (March 2011 – December 2013).
			N/A	N/A
Anne J. Dorian (born 1982) Secretary	Indefinite; Since August 2014
Senior Vice President, Regulatory Compliance, Mariner Holdings, LLC (January 2016  - present). Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011  - December 2015). Chief Compliance Officer, Montage Investments, LLC (January 2014 - present). Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 - August 2011).
			N/A	N/A
Iryna Northrip (born 1983) Chief Compliance Officer	Indefinite; Since August 2014	Senior Regulatory Counsel, Mariner Holdings, LLC (July 2014 - present). Associate, Bryan Cave LLP (November 2012 - June 2014). Summer Associate, Bryan Cave LLP (June 2011 - July 2011).	N/A	N/A

The address for the Trustees and officers is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund
EXPENSE EXAMPLE
For the Six Months Ended July 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees, distribution fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2016 to July 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/16	7/31/16	2/1/16 – 7/31/16
Actual Performance	$ 1,000.00	$ 1,118.00	$ 7.92
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,017.39	$ 7.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Palmer Square Opportunistic Income Fund

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Opportunistic Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2016	FYE 7/31/2015
Audit Fees	$14,750	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2016	FYE 7/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2016	FYE 7/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

•	Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

•	It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•	Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•	In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2016

Angie K. Long and Christopher D. Long are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

 (a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2016:

				With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets		Number of Accounts	Total Assets
Christopher D. Long
Registered Investment Companies:	4		$650,946,144	0	$0
Other pooled investment vehicles:	20		$2,758,565,617	11	$2,247,590,973
Other accounts:	55		$168,745,704	0	$0
		$	,578,257,465
Angie K. Long, CFA
Registered Investment Companies:	4		$650,946,144	0	$0
Other pooled investment vehicles:	20		$2,758,565,617	11	$2,2,247,590,973
Other accounts:	19		$155,666,397	0	$0
			$3,565,178,158

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises.  In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor.  While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.  In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

 (a)(3) Portfolio Managers’ Compensation as of July 31, 2016.

The portfolio managers receive a fixed base salary.  Each portfolio manager is an equity owner of the firm and shares in the firm’s profits.  The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Angie K. Long, CFA	None
Christopher D. Long	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.
(a)
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President

Date	10/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President

Date	10/7/16

By (Signature and Title)	/s/ Brooke N. Condie
Brooke N. Condie, Treasurer

Date	10/7/16